UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period:  3/31/13

Item 1.  Reports to Stockholders.

TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

March 31, 2013

Altegris Equity Long Short Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (ELSAX)
Class I (ELSIX)
Class N (ELSNX)

ADVISED BY

SUB-ADVISED BY

Harvest Capital Strategies, LLC
600 Montgomery Street, 20th Floor
San Francisco, CA 94111

888.524.9441 www.altegris.com/mutualfunds

Altegris Equity Long Short Fund

Annual Letter to Shareholders for the 11-Month Period Ending March 31, 20131

Dear Investor:

Market and Performance Summary

The inception of the Altegris Equity Long Short Fund on April 30, 2012 coincided with a meaningful decline in US and global equity indices, driven by generally discouraging economic data releases—including an uptick in the unemployment rate, a contraction in US retail sales, a pick-up in foreclosure starts and a slowdown in manufacturing growth. However, the announcement in September by European Central Bank Chairman Mario Draghi and Fed Chairman Ben Bernanke of the first of unlimited sovereign bond purchases in Europe and open-ended quantitative easing in the United States under QE3 changed the game, kicking off a broad equity rally that extended into the new year and reached record-setting heights. In fact, the first quarter of 2013 brought the largest inflow of assets to equity mutual funds since 2007, according to the Investment Company Institute. Corporate balance sheets remained strong throughout the quarter as well, with massive corporate cash holdings directly impacting equity valuations amid a spate of stock buybacks.

Against this backdrop, the Fund over the last 11 months performed as designed: While its low net exposure meant it didn’t match the broader market’s returns during a central bank-fueled rally, it generated alpha on both its long and short positions. As shown in Figure 1, the Altegris Equity Long Short Fund’s Class A (without load), Class I and Class N shares returned 5.40%, 5.50%, and 5.30%, respectively, for the 11 months ending March 31, 2013. By comparison, during the same period, the HFRX Equity Hedge Index and S&P 500 TR Index returned 6.10% and 14.68%, respectively. The Fund’s assets under management totaled $118.9 million as of March 31, 2013.

Figure 1: Altegris Equity Long Short Fund Performance Review | April 30, 2012–March 31, 2013

			Quarterly Returns
	1-Year	Since Inception*	Q1 2013	Q4 2012	Q3 2012	Q2 2012**
Class A (NAV)	NA	5.40%	4.58%	-0.21%	3.48%	NA
Class A (max load)***	NA	-0.66%	-1.41%	-5.98%	-2.51%	NA
Class I (NAV)	NA	5.50%	4.57%	-0.11%	3.59%	NA
Class N (NAV)	NA	5.30%	4.48%	-0.11%	3.49%	NA
HFRX Equity Hedge Index	NA	6.10%	5.13%	1.37%	2.19%	NA
S&P 500 TR Index	NA	14.68%	10.61%	-0.38%	6.35%	NA
MSCI World Index	NA	10.86%	7.17%	2.06%	6.13%	NA

1 Fund inception date of 4/30/12.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 4.46% for Class A, 4.21% for Class I, and 4.46% for Class N.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 30, 2014, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 3.24%, 2.99% and 3.24% of average daily net assets attributable to Class A, Class I and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results could have been lower. Returns for periods longer than one year are annualized.  A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

* The inception date of Class A, Class I and Class N is 04/30/12.

** NA due to Fund inception date of 4/30/12.

*** The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund.

Fund Overview

The Fund is designed to potentially generate absolute returns from long-term capital appreciation with moderate correlation to major equity market indices, and to achieve this objective with less volatility than those equity market indices. The Fund seeks to achieve these goals through comprehensive sub-adviser selection. The sub-advisers selected for the Fund are experienced hedge fund managers with a focus on idiosyncratic stock picking across both long and short portfolios. The managers execute their strategies utilizing a deep fundamental research approach to unearth highly attractive risk/reward situations within individual name equity securities on both the long and short sides of the portfolio. This is coupled with rigorous risk and exposure management techniques that seek to insulate the portfolio from negative systemic risks. The result is an aggregate expected net exposure of 10-60% for the Fund under normal market conditions, which is intended to generate a greater portion of returns from individual long and short stock selections (alpha) than from directional market exposure (beta).  Since the Fund’s inception, the aggregate net exposure has been steady around 25-30%.

The Fund is managed by three sub-advisers who specialize in four sub-strategies primarily within the US equity markets:

•

Visium provides exposure across all sectors, with a bias towards mid- and large-cap companies, while carrying a typical net long exposure of 0 – 50%.

•

OMT Hawthorne provides exposure across all sectors, but focuses largely on small-mid cap companies, while carrying a typical net long exposure of 25 – 75%.

•

Harvest Financials provides an evenly balanced exposure across market caps, but is specifically focused on the financial sectors, while carrying a typical net exposure of -10 – 25%.

•

Harvest Agriculture/Consumer allocates capital to stocks that are directly or tangentially related to the agriculture sector, while carrying a typical net long exposure of 0 – 60%.

When combined, these sub-strategies offer diversified equity exposure across sectors and market capitalizations, while exhibiting low levels of correlation to each other. As of March 31, 2013, sub-adviser target allocations remained unchanged from the Fund’s inception, as follows:

Figure 2: Equity Long Short Sub-Strategy Target Allocation* | March 31, 2013

*Target allocation as a percentage of equity long short strategy allocation, excludes cash, cash equivalents and fixed income securities.

Drivers of Fund Performance

Over the past 12 months, the Altegris Equity Long Short Fund delivered positive absolute performance in the midst of a bull market while maintaining low net exposures. The benefits of that approach were evident during the Fund’s first month of operation, May 2012, which saw a market correction that sent the S&P 500 TR Index down more than -6% and the MSCI World Index down almost -9% for the month. Despite posting a negative number, the Fund outperformed the S&P 500 Index by 271 basis points and the MSCI World Index by 569 basis points for that month—strong relative performance that can be attributed to the Fund maintaining a net exposure of less 30% for the month.

For the remainder of the period under review, the Fund underperformed the S&P 500 TR Index, and similarly—although to a much lesser degree—was edged out by the HFRI Equity Hedge (Total) Index.  Low net exposure can be an ally during periods in which the broad equity market indices are declining.  However, in an environment where fiscal stimuli lead to a broad revaluation in equity markets, the Fund will be underexposed to such a bull market rally. For this reason, it is important to analyze the long and short portfolio’s ROIC (return on invested capital), a methodology that seeks to arrive at a return for the long or short portfolio based on the average amount of capital invested either long or short over a certain period. For example, the long portfolio generated a gross contribution to the Fund of roughly 12.15%, while carrying an average long exposure of roughly 74% over the period under review. The long portfolio’s ROIC for the period was thus greater than the S&P 500 TR Index return of 14.68%. At the same time, the Fund’s short portfolio carried an average gross short exposure of 45% and contributed roughly -4.21% to the Fund’s attribution since inception, providing an ROIC that was significantly greater (lost less) than the inverse of the market’s return for the period. As a result, the securities selected by the Fund’s sub-advisers outperformed the broad U.S. equity market. However, given the low net exposure for the Fund as a whole, the main drag on returns since inception versus the benchmark has been a substantial underweight relative to the strongly performing equity indices. It is important to note that the ROIC analysis is provided for informational purposes only and is in no way intended to represent the actual total return of the Fund for the reporting period.

Still, all four of the Fund’s sub-strategies were positive and thus contributed positively to performance during the timeframe. Harvest Financials was the greatest contributor, with an attribution of nearly 2% during the 11 months. The sub-strategy generated positive attribution in every quarter, benefitting both from the broad market rally and from improved sentiment towards financial companies, including a number of mortgage service providers and real estate-related companies. As shown in Figure 3 below, financials represented the best-performing sector for the Fund during the 11 months, followed by communications companies and industrials.

Figure 3: Performance Attribution by Sector | April 30, 2012–March 31, 2013

Past performance is no guarantee of future results

Harvest Agriculture/Consumer was the Fund’s second-largest contributor since inception, with an attribution of more than 1.8%. The sub-strategy started the period with a difficult May, but rebounded strongly with the best performance of the group in the June-to-September 2012 timeframe. The sub-strategy also ranked as the Fund’s top contributor in Q4 2013, with the manager’s thematic long exposure to “agricultural input” companies (such as farming machinery, and seed and fertilizer companies) helping propel returns during the quarter.

Visium contributed a positive attribution of more than 1.5%—in spite of the fact that the Fund’s inception date was particularly unfortunate for the manager, as a number of its long positions sold off disproportionately during the market decline. After a difficult May and June, however, Visium recovered strongly in Q3 2012 with three months of consistently positive returns. Following a slightly negative attribution in Q4 2012, the manager bounced back with a return of 5% in Q1 2013—equating to an approximate 1.7% in Fund attribution, driven by long positions in the consumer and technology/media/telecommunications sectors.

OMT generated a modest contribution since inception of about 10 basis points, as losses in July 2012 acted as a drag on the manager’s overall performance for the period. However, Q1 2013 saw OMT generate a positive return of roughly 7%—equating to a Fund attribution of approximately 1.5%. During that period, the sub-adviser was able to generate gains from a number of small-cap positions that sold off in the previous quarter during a period of heightened market volatility. OMT saw this volatility as an opportunity to add to high-conviction names—and during Q1 2013, a number of these positions appreciated significantly as the market seemingly began to recognize what OMT believes to be the true fundamental value underpinning these companies.

Figure 4: Performance Attribution by Sub-Strategy | April 30, 2012–March 31, 2013 Past performance is no guarantee of future results

Outlook

Unprecedented interventions by central banks last year set the stage for a sustained rally in global equity indices that pushed prices for both the S&P 500 and Dow Jones Industrial Average to pre-financial crisis highs. Even with this bull market as a backdrop, the Fund finished the period with a gross exposure of 131.8% and a net exposure of 25.2%.

While global equity markets enjoyed an historic rally, conditions in recent months also appeared to be growing progressively more favorable to long/short strategies. In Q4 2012, declining correlations among S&P 500 constituents started creating an improved environment for skilled stock pickers. Such conditions have historically been ripe for long/short equity strategies, because they can provide managers with more opportunities to generate alpha and incremental returns through the shrewd selection of long positions in undervalued stocks and short positions in overvalued stocks, while also seeking to provide a measure of downside protection against unforeseen events. As a result, we are optimistic about the prospects for the Fund, given its access to what we believe are among the most accomplished long/short managers in the business.

We thank you for investing in the Altegris Equity Long Short Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

Matt Osborne

Chief Investment Officer

Executive Vice President

Co-Portfolio Manager

Co-Portfolio Manager

INDEX DEFINITIONS

HFRX Equity Hedge Index is comprised of strategies that maintain positions both long and short primarily in equity and equity derivative securities. HFRX Equity Hedge includes funds that have at least $50 million under management and a 24-month track record (typical).

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

MSCI World Index is a free float-adjusted market capitalization weighted index that measures equity market performance of 24 developed market country indices.

GLOSSARY

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Alpha. A measure of performance on a risk-adjusted basis. Alpha is often considered to represent the value that a portfolio manager adds to or subtracts from a fund's return. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%. Correspondingly, a similar negative alpha would indicate an underperformance of 1%.

1229-NLD-5/20/2013

Altegris Equity Long Short Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2013

The fund's performance figures* for the period ending March 31, 2013, compared to its benchmarks:

Since Inception
April 30, 2012
Altegris Equity Long Short Fund - Class A	5.40%
Altegris Equity Long Short Fund - Class A with load **	(0.66)%
Altegris Equity Long Short Fund - Class I	5.50%
Altegris Equity Long Short Fund - Class N	5.30%
HFRX Equity Hedge Index ***	6.12%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-888-524-9441

** Class A with load total return is calculated using the maximum sales charge of 5.75%.

*** HFRX Equity Hedge Index: 2 days lag Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities.  Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | April 30, 2012– March 31, 2013

***** Initial investment has been adjusted for the maximum sales charge of 5.75%.

Top Ten Holdings by Sector	% of Net Assets
Banks	16.3%
Diversified Financial Services	11.2%
Retail	8.7%
Commercial Services	8.3%
Insurance	7.7%
Electric	6.3%
U.S. Government	6.3%
Semiconductors	6.2%
Internet	6.0%
Telecommunications	4.9%
Other, Assets Less Liabilities	18.1%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund's holdings.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS
March 31, 2013

Shares	INVESTMENTS- 84.9%	Market Value
	COMMON STOCK - 78.6%
	AGRICULTURE - 0.2%
21,369	S&W Seed Co. *	$ 224,588

	APPAREL - 1.9%
152,458	American Apparel, Inc. *,+	330,834
51,110	Jones Group, Inc.	650,119
24,225	Under Armour, Inc. - Cl. A *	1,240,320
		2,221,273
	AUTO PARTS & EQUIPMENT - 1.5%
22,028	TRW Automotive Holdings Corp. *,+	1,211,540
9,084	Visteon Corp. *	524,147
		1,735,687
	BANKS - 7.6%
102,907	Bank of America Corp. +	1,253,407
11,308	Capital One Financial Corp. +	621,375
29,839	CapitalSource, Inc. +	287,051
42,941	Citigroup, Inc.	1,899,710
6,834	ConnectOne Bancorp, Inc. *,+	213,562
52,130	Fifth Third Bancorp	850,240
175,903	Guaranty Bancorp *	369,396
29,551	Metro Bancorp, Inc. *,+	488,774
21,977	North Valley Bancorp *,+	388,993
8,759	PNC Financial Services Group, Inc. +	582,474
106,387	Regions Financial Corp. +	871,310
21,723	ViewPoint Financial Group, Inc. +	436,850
17,073	Wells Fargo & Co.	631,530
27,440	Wilshire Bancorp Inc. *,+	186,043
		9,080,715
	CHEMICALS - 1.3%
2,541	CF Industries Holdings, Inc.	483,730
7,877	Monsanto Co. +	832,048
7,566	Rentech Nitrogen Partners LP +	271,468
		1,587,246
	COMMERCIAL SERVICES - 4.5%
26,980	Cardtronics Inc. *,+	740,871
12,119	CoreLogic, Inc. *,+	313,397
37,438	Hertz Global Holdings, Inc. *	833,370
25,153	Lender Processing Services, Inc. +	640,395
17,732	LifeLock, Inc. *,+	170,759
31,551	Performant Financial Corp. *,+	387,446
54,993	PHH Corp. *,+	1,207,646
73,250	ServiceSource International, Inc. *	517,878
9,685	United Rentals, Inc. *	532,384
		5,344,146
	COMPUTERS - 1.9%
123,870	Brocade Communications Systems, Inc. *,+	714,730
22,480	NCR Corp. *,+	619,549
17,632	SanDisk Corp. *	969,760
		2,304,039
	DISTRIBUTION/WHOLESALE - 0.5%
19,565	Titan Machinery, Inc. *	542,929

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2013
Shares		Market Value
	DIVERSIFIED FINANCIAL SERVICES - 7.2%
92,089	CIFC Corp. *,+	$ 757,892
27,617	Discover Financial Services +	1,238,346
13,890	Financial Engines, Inc. +	503,096
341,722	Gleacher & Co., Inc. *	205,033
47,479	National Financial Partners Corp. *	1,064,954
15,092	Nationstar Mortgage Holdings, Inc. *,+	556,895
35,784	Nelnet Inc. - Cl. A +	1,209,499
53,755	Och-Ziff Capital Management Group LLC - Cl. A +	502,609
38,582	Ocwen Financial Corp. *,+	1,463,029
30,156	Oppenheimer Holdings, Inc.	587,137
13,949	Walter Investment Management Corp. *,+	519,600
		8,608,090
	ELECTRIC - 4.0%
35,613	Ameren Corp. +	1,247,167
30,448	American Electric Power Co., Inc.	1,480,686
5,650	ITC Holdings Corp. +	504,319
19,496	NextEra Energy, Inc.	1,514,449
		4,746,621
	ELECTRONICS - 2.2%
12,260	ESCO Technologies, Inc. +	500,944
14,090	National Instruments Corp. +	461,447
52,770	Newport Corp. *	892,868
26,934	Trimble Navigation Ltd. *	806,943
		2,662,202
	ENGINEERING & CONSTRUCTION - 1.0%
41,070	MasTec, Inc. *	1,197,191

	ENTERTAINMENT - 1.4%
54,450	National CineMedia, Inc. +	859,221
92,620	Scientific Games Corp. *	810,425
		1,669,646
	FOOD - 2.1%
40,655	Amira Nature Foods Ltd. *,+	321,988
14,353	Calavo Growers, Inc.	413,079
41,926	Safeway, Inc.	1,104,750
26,680	Tyson Foods, Inc. +	662,198
		2,502,015
	HAND/MACHINE TOOLS - 0.2%
3,577	Regal-Beloit Corp.	291,740

	HEALTHCARE-PRODUCTS - 2.4%
53,410	ABIOMED, Inc. *,+	997,165
20,490	Alere Inc. *,+	523,110
19,390	Align Technology, Inc. *,+	649,759
30,730	Hologic, Inc. *,+	694,498
		2,864,532
	HOME BUILDERS - 1.5%
7,956	Brookfield Residential Properties, Inc. *,+	193,649
9,179	Meritage Homes Corp. *,+	430,128
33,043	Thor Industries Inc.	1,215,652
		1,839,429

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2013
Shares		Market Value
	INSURANCE - 6.1%
20,959	American International Group, Inc. *,+	$ 813,628
47,188	Assured Guaranty Ltd.	972,545
16,359	Berkshire Hathaway, Inc. *,+	1,704,608
52,838	Hartford Financial Services Group, Inc. +	1,363,220
43,892	MetLife, Inc. +	1,668,774
70,883	Radian Group Inc. +	759,157
5,894	Security National Financial Corp. *,+	42,322
		7,324,254
	INTERNET - 4.5%
612	Google Inc. - Cl. A *,+	485,946
75,827	Liberty Interactive Corp. *	1,621,181
0	Liberty Ventures *	34
77,949	Move, Inc. *,+	931,491
8,893	OpenTable, Inc. *	560,081
46,350	Responsys, Inc. *	410,198
14,960	Shutterfly, Inc. *,+	660,783
30,595	Yahoo! Inc. *,+	719,900
		5,389,614
	INVESTMENT COMPANIES - 0.5%
49,333	MVC Capital, Inc. +	632,942

	LEISURE TIME - 0.5%
13,975	Arctic Cat, Inc. *	610,708

	MACHINERY-CONSTRUCTION & MINING - 0.3%
8,907	Terex Corp. *,+	306,579

	MACHINERY-DIVERSIFIED - 1.3%
6,606	Deere & Co. +	567,984
8,250	Graco Inc. +	478,747
5,336	Lindsay Corp.	470,528
		1,517,259
	MEDIA - 2.0%
26,062	DIRECTV *	1,475,370
12,112	Liberty Global Inc. *	889,021
		2,364,391
	METAL FABRICATE/HARDWARE - 0.4%
2,795	Valmont Industries, Inc.	439,570

	MISCELLANEOUS MANUFACTURING - 1.2%
20,193	Eaton Corp. PLC	1,236,821
7,772	TriMas Corp.	252,357
		1,489,178
	PHARMACEUTICALS - 0.8%
24,476	Warner Chilcott PLC +	331,650
17,786	Zoetis Inc. - Cl. A *	594,052
		925,702
	REITS - 2.2%
42,561	American Capital Agency Corp.	1,395,150
47,647	American Capital Mortgage Investment Corp.	1,231,675
2,909	IMPAC Mortgage Holdings Inc. *,+	29,526
		2,656,351

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2013
Shares		Market Value
	RETAIL - 5.5%
10,164	Buffalo Wild Wings, Inc. *	$ 889,655
40,990	Chico's FAS, Inc.	688,632
284	Coinstar, Inc. *+	16,591
3,443	Costco Wholesale Corp.	365,337
24,476	Dollar General Corp. *	1,237,996
25,409	Ignite Restaurant Group, Inc. *	373,004
11,434	Lithia Motors, Inc.	542,886
57,171	Luby's, Inc. *	427,639
5,589	Tractor Supply Co.	581,983
5,204	Ulta Salon, Cosmetics & Fragrance, Inc. *,+	422,409
26,180	World Fuel Services Corp. +	1,039,870
		6,586,002
	SAVINGS & LOANS - 0.6%
2,192	Meta Financial Group, Inc.	58,132
44,148	Oritani Financial Corp.	683,853
		741,985
	SEMICONDUCTORS - 4.8%
12,238	Analog Devices, Inc. +	568,945
30,595	Intel Corp.	668,501
39,890	International Rectifier Corp. *	843,673
9,179	Microchip Technology Inc. +	337,420
40,997	NXP Semiconductor NV *	1,241,799
18,821	QUALCOMM Inc.	1,260,066
41,170	Rovi Corp. *	881,450
		5,801,854
	SOFTWARE - 2.0%
19,550	Broadridge Financial Solutions, Inc. +	485,622
25,330	Informatica Corp. *,+	873,125
24,476	Oracle Corp. +	791,554
12,547	Take-Two Interactive Software Inc. *	202,634
		2,352,935
	TELECOMMUNICATIONS - 2.9%
56,295	Cisco Systems, Inc.	1,177,129
21,930	Plantronics, Inc. +	969,087
19,400	Polycom, Inc. *,+	214,952
83,854	RF Micro Devices Inc. *	446,103
24,476	Vodafone Group PLC - ADR +	695,118
		3,502,389
	TRANSPORTATION - 1.3%
8,290	Atlas Air Worldwide Holdings, Inc. *,+	337,900
33,979	CAI International, Inc. *, +	979,275
5,180	Landstar System, Inc. +	295,726
		1,612,901
	TRUCKING & LEASING - 0.3%
7,166	TAL International Group, Inc. +	324,691

	TOTAL COMMON STOCK (Cost - $87,399,481)	94,001,394

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2013
Principal
Amount ($)		Yield (a)	Market Value
	SHORT-TERM INVESTMENTS - 6.3%
	U.S GOVERNMENT - 6.3%
7,500,000	United States Treasury Bill *	0.0580%	$ 7,499,773
	(Cost - $7,499,773)

	TOTAL INVESTMENTS - 84.9% (Cost - $94,899,254) (b)		$ 101,501,167
	OTHER ASSETS LESS LIABILITIES - 15.1%		18,025,444
	NET ASSETS - 100.0%		$ 119,526,611

Shares			Market Value
	SECURITIES SOLD SHORT - (54.0) %
	COMMON STOCK - (53.8) %
	AEROSPACE/DEFENSE - (0.2) %
(4,561)	Rockwell Collins, Inc.		$ (287,890)

	AGRICULTURE - (1.0) %
(4,446)	Andersons, Inc.		(237,950)
(8,639)	Archer Daniels Midland Co.		(291,393)
(3,811)	Bunge Ltd.		(281,366)
(8,761)	Reynolds American, Inc.		(389,777)
			(1,200,486)
	APPAREL - (0.6) %
(16,958)	Gildan Activewear, Inc. - Cl. A		(676,794)

	AUTO PARTS & EQUIPMENT - (0.5) %
(6,119)	BorgWarner, Inc. *		(473,243)
(18,080)	Meritor, Inc. *		(85,518)
			(558,761)
	BANKS - (8.7) %
(7,205)	Bank of Hawaii Corp.		(366,086)
(6,782)	Bank of the Ozarks, Inc.		(300,782)
(20,440)	Cathay General Bancorp		(411,253)
(7,353)	City Holding Co.		(292,576)
(23,351)	Columbia Banking System, Inc.		(513,255)
(5,414)	Commerce Bancshares, Inc.		(221,035)
(18,357)	Credit Suisse Group AG		(480,953)
(9,515)	Cullen/Frost Bankers, Inc.		(594,973)
(25,269)	First Horizon National Corp.		(269,873)
(10,353)	First Republic Bank		(399,833)
(48,890)	F.N.B Corp.		(591,569)
(5,508)	Goldman Sachs Group, Inc.		(810,502)
(18,357)	JPMorgan Chase & Co. +		(871,223)
(36,714)	Morgan Stanley		(806,974)
(6,769)	Northern Trust Corp.		(369,317)
(8,842)	Privatebancorp, Inc.		(167,202)
(9,974)	Prosperity Bancshares, Inc.		(472,668)
(23,710)	Southside Bancshares. Inc.		(498,147)
(10,841)	Taylor Capital Group, Inc. *		(173,348)
(47,385)	Valley National Bancorp		(485,222)
(36,578)	ViewPoint Financial Group, Inc.		(735,584)
(79,327)	Wilshire Bancorp, Inc. *		(537,837)
			(10,370,212)

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2013
Shares		Market Value
	BEVERAGES - (0.7) %
(5,589)	Dr Pepper Snapple Group, Inc.	$ (262,404)
(6,056)	Green Mountain Coffee Roasters, Inc. *	(343,739)
(2,918)	PepsiCo, Inc.	(230,843)
		(836,986)
	BIOTECHNOLOGY - (0.8) %
(18,510)	Acorda Therapeutics, Inc. *	(592,875)
(2,330)	Regeneron Pharmaceuticals, Inc. *	(411,012)
		(1,003,887)
	CHEMICALS - (0.6) %
(2,160)	Agrium, Inc.	(210,600)
(2,890)	Mosaic Co.	(172,273)
(8,385)	Potash Corp. of Saskatchewan, Inc.	(329,111)
		(711,984)
	COMMERCIAL SERVICES - (3.8) %
(35,419)	CoreLogic, Inc. *	(915,935)
(13,490)	Healthcare Services Group, Inc.	(345,749)
(39,358)	Intersections, Inc.	(370,359)
(74,723)	Lender Processing Services, Inc.	(1,902,448)
(7,951)	Rent-A-Center, Inc.	(293,710)
(6,040)	Ritchie Bros. Auctioneers, Inc.	(131,068)
(14,140)	Vistaprint NV *	(546,652)
		(4,505,921)
	COMPUTERS - (2.1) %
(5,600)	Cray, Inc. *	(129,976)
(20,805)	Diebold, Inc.	(630,808)
(21,282)	Lexmark International, Inc.	(561,845)
(10,320)	Seagate Technology PLC	(377,299)
(7,410)	Uni-Pixel, Inc. *	(227,116)
(12,238)	Western Digital Corp.	(615,449)
		(2,542,493)
	COSMETICS/PERSONAL CARE - (0.3) %
(5,131)	Procter & Gamble Co.	(395,395)

	DISTRIBUTION/WHOLESALE - (0.7) %
(6,793)	Fossil, Inc. *	(656,204)
(3,520)	WESCO International, Inc. *	(255,587)
		(911,791)
	DIVERSIFIED FINANCIAL SERVICES - (4.0) %
(4,780)	American Express Co.	(322,459)
(8,043)	Calamos Asset Management, Inc. - Cl. A	(94,666)
(8,369)	CME Group, Inc. - Cl. A	(513,773)
(3,568)	Credit Acceptance Corp. *	(435,796)
(8,806)	Eaton Vance Corp.	(368,355)
(9,103)	Evercore Partners, Inc. - Cl. A	(378,685)
(8,479)	Financial Engines, Inc.	(307,109)
(34,172)	FXCM, Inc. - Cl. A	(467,473)
(15,092)	Nationstar Mortgage Holdings, Inc. *	(556,895)
(30,995)	NewStar Financial, Inc. *	(410,064)
(13,949)	Walter Investment Management Corp. *	(519,600)
(4,353)	World Acceptance Corp. *	(373,792)
		(4,748,667)

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2013
Shares		Market Value
	ELECTRIC - (2.3) %
(11,014)	Consolidated Edison, Inc.	$ (672,184)
(22,298)	Entergy Corp.	(1,410,126)
(15,298)	FirstEnergy Corp.	(645,576)
		(2,727,886)
	ELECTRICAL COMPONETS & EQUIPMENT - (0.4) %
(8,138)	Emerson Electric Co.	(454,670)

	ELECTRONICS - (0.7) %
(8,660)	Amphenol Corp.	(646,469)
(4,240)	NVE Corp. *	(239,221)
		(885,690)
	ENERGY-ALTERNATE SOURCES - (0.2) %
(20,660)	Amyris, Inc. *	(63,633)
(9,269)	Gevo, Inc. *	(20,763)
(6,510)	SolarCity Corp. *	(122,909)
(4,085)	Solazyme, Inc. *	(31,904)
		(239,209)
	ENVIRONMENTAL CONTROL - (0.2) %
(13,975)	Darling International, Inc. *	(250,991)

	FOOD - (1.6) %
(5,150)	Campbell Soup Co.	(233,604)
(18,549)	Chefs' Warehouse, Inc. *	(342,600)
(7,112)	Fresh Market, Inc. *	(304,180)
(4,635)	Hormel Foods Corp.	(191,518)
(4,573)	Ingredion Inc.	(330,719)
(5,336)	Sanderson Farms, Inc.	(291,452)
(3,303)	TreeHouse Foods, Inc. *	(215,190)
		(1,909,263)
	HEALTHCARE - PRODUCTS - (0.9) %
(12,990)	Abaxis, Inc.	(614,687)
(3,970)	DENTSPLY International, Inc.	(168,407)
(10,490)	Insulet Corp. *	(271,271)
		(1,054,365)
	HOME BUILDERS - (0.2) %
(6,380)	Toll Brothers, Inc. *	(218,451)
	HOUSEHOLD PRODUCTS WARES - (0.3) %
(4,166)	Scotts Miracle-Gro Co.	(180,138)
(4,319)	SodaStream International Ltd. *	(214,395)
		(394,533)
	INSURANCE - (1.6) %
(22,393)	First American Financial Corp.	(572,589)
(22,120)	Protective Life Corp.	(791,896)
(12,010)	Radian Group, Inc.	(128,627)
(8,744)	Security National Financial Corp. *	(62,785)
(12,155)	Stewart Information Services Corp.	(309,588)
		(1,865,485)
	INTERNET - (1.5) %
(12,440)	Angie's List, Inc. *	(245,814)
(36,714)	Facebook, Inc. - Cl. A *	(939,144)
(24,476)	Pandora Media, Inc. *	(346,580)
(13,540)	Web.com Group, Inc. *	(231,263)
		(1,762,801)
	INVESTMENT COMPANIES - (0.1) %
(10,315)	KCAP Financial, Inc.	(111,093)

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2013
Shares		Market Value
	IRON/STEEL - (0.3) %
(18,357)	Vale SA	$ (317,393)

	MACHINERY-DIVERSIFIED - (1.7) %
(4,319)	AGCO Corp.	(225,106)
(5,446)	Cummins, Inc.	(630,701)
(8,959)	Deere & Co.	(770,295)
(7,610)	Tennant Co.	(369,542)
		(1,995,644)
	MEDIA - (2.3) %
(12,667)	CBS Corp.	(591,422)
(11,015)	FactSet Research Systems, Inc.	(1,019,989)
(22,262)	Thomson Reuters Corp.	(723,070)
(6,548)	Viacom, Inc.	(403,160)
		(2,737,641)
	MINING - (0.6) %
(30,450)	Avalon Rare Metals, Inc. *	(33,189)
(6,119)	BHP Billiton Ltd.	(418,723)
(3,049)	Compass Minerals International, Inc.	(240,566)
		(692,478)
	MISCELLANEOUS - (0.6) %
(8,567)	Dover Corp.	(624,363)
(9,952)	Metabolix, Inc. *	(18,212)
(4,501)	Raven Industries, Inc.	(151,279)
		(793,854)
	OIL & GAS SERVICES - (0.4) %
(4,895)	CARBO Ceramics, Inc.	(445,788)

	PHARMACEUTICAL - (0.8) %
(17,850)	Questcor Pharmaceuticals, Inc.	(580,839)
(6,040)	Synageva BioPharma Corp. *	(331,717)
		(912,556)
	REAL ESTATE - (0.4) %
(10,844)	Realogy Holdings Corp. *	(529,621)

	REITS - (1.5) %
(8,010)	Coresite Realty Corp.	(280,190)
(15,979)	IMPAC Mortgage Holdings, Inc. *	(162,187)
(12,549)	PennyMac Mortgage Investment Trust	(324,894)
(22,733)	Redwood Trust, Inc.	(526,951)
(6,056)	Taubman Centers, Inc.	(470,309)
		(1,764,531)
	RETAIL - (3.2) %
(864)	Chipotle Mexican Grill, Inc. - Cl. A *	(281,552)
(284)	Coinstar, Inc. *	(16,591)
(5,843)	Darden Restaurants, Inc.	(301,966)
(32,614)	Denny's Corp. *	(188,183)
(8,844)	First Cash Financial Services, Inc. *	(515,959)
(6,119)	Home Depot, Inc.	(426,984)
(12,238)	Lowe's Cos, Inc.	(464,065)
(5,082)	Red Robin Gourmet Burgers, Inc. *	(231,739)
(13,584)	TJX Cos, Inc.	(635,052)
(58,441)	Wendy's Co.	(331,360)
(5,057)	Ulta Salon, Cosmetics & Fragrance, Inc. *	(410,477)
		(3,803,928)

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2013
Shares			Market Value
	SAVINGS & LOANS - (2.4) %
(41,979)	EverBank Financial Corp.		$ (646,477)
(11,178)	Flagstar Bancorp, Inc. *		(155,710)
(17,842)	HomeStreet, Inc. *		(398,590)
(22,275)	Investors Bancorp, Inc.		(418,324)
(1,744)	Meta Financial Group, Inc.		(46,251)
(35,170)	New York Community Bancorp, Inc.		(504,688)
(17,700)	Provident Financial Holdings, Inc.		(301,077)
(22,154)	Washington Federal, Inc.		(387,695)
			(2,858,812)
	SEMICONDUCTORS - (1.4) %
(14,253)	Cree, Inc. *		(779,782)
(3,700)	First Solar, Inc. *		(99,752)
(48,952)	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		(841,485)
			(1,721,019)
	SOFTWARE - (1.4) %
(5,701)	ACI Worldwide, Inc. *		(278,551)
(13,950)	Open Text Corp. *		(823,468)
(7,905)	SAP AG		(636,669)
			(1,738,688)
	STORAGE/WAREHOUSING - (0.4) %
(15,434)	Mobile Mini, Inc. *		(454,223)

	TELECOMMUNICATIONS - (2.0) %
(18,169)	AT&T, Inc.		(666,621)
(45,893)	Corning Inc.		(611,754)
(90,790)	DragonWave, Inc. *		(143,448)
(14,785)	Verizon Communications Inc.		(726,683)
(28,505)	Windstream Corp.		(226,615)
			(2,375,121)
	TRUCKING & LEASING - (0.4) %
(9,358)	GATX Corp.		(486,335)

	TOTAL COMMON STOCK (Proceeds - $61,042,153)		(64,253,336)

	EXCHANGE TRADED FUNDS - (0.2) %
(4,800)	Financial Select Sector SPDR Fund		(87,312)
(1,750)	iShares Russell 2000 Growth Index Fund		(188,562)
	TOTAL EXCHANGE TRANDED FUNDS SOLD SHORT (Proceeds - $240,889)		(275,874)

	TOTAL SECURITIES SOLD SHORT (Proceeds- $61,283,042) (b)		$ (64,529,210)

Number	CALL OPTIONS WRITTEN - 0.0%
of Contracts	DIVERSIFIED FINANCIAL SERVICES - 0.0%	Expiration
(8)	Nationstar Mortgage Holdings @ $45.00 *
	(Proceeds $1,733)	Apr-13	$ (80)

REIT	Real Estate Investment Trust
ADR	American Depositary Receipt
*	Non-income producing security.
+	All or part of the security was held as collateral for securities sold short as of March 31, 2013.
(a)	Represents annualized yield at date of purchase for discount securities and coupon for coupon based securities.
(b)

Represents cost for financial reporting purpose. Aggregate cost for federal tax purposes (including securities sold short and written option) is $34,744,132 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 7,735,224
Unrealized Depreciation:	(5,507,479)
Net Unrealized Appreciation:	$ 2,227,745

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013

ASSETS
Investment securities:
At cost	$ 94,899,254
At value	$ 101,501,167
Cash	79,739,137
Cash denominated in foreign currency (cost $40,801)	40,786
Receivable for securities sold	11,847,906
Receivable for Fund shares sold	706,438
Dividends and interest receivable	128,072
Prepaid expenses and other assets	67,614
TOTAL ASSETS	194,031,120

LIABILITIES
Securities sold short, at value (proceeds $61,283,042)	64,529,210
Payable for investments purchased	9,520,647
Investment advisory fees payable	203,597
Payable for Fund shares repurchased	146,979
Fees payable to other affiliates	9,542
Distribution (12b-1) fees payable	7,202
Options written, at value (proceeds $1,733)	80
Accrued expenses and other liabilities	87,252
TOTAL LIABILITIES	74,504,509
NET ASSETS	$ 119,526,611

Composition of Net Assets:
Paid in capital	$ 114,614,961
Undistributed net investment income	37,940
Accumulated net realized gain from investments	1,516,327
Net unrealized appreciation of investments	3,357,383
NET ASSETS	$ 119,526,611

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 2,210,988
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	210,348
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)(b)	$ 10.51
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 11.15

Class I Shares:
Net Assets	$ 84,262,220
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	8,003,977
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 10.53

Class N Shares:
Net Assets	$ 33,053,403
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,145,553
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 10.51

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
STATEMENT OF OPERATIONS
For the Period Ended March 31, 2013 (a)

INVESTMENT INCOME
Dividends	$ 751,244
Interest	3,006
TOTAL INVESTMENT INCOME	754,250

EXPENSES
Advisor fees	1,554,271
Interest expenses	724,080
Custodian fees	142,690
Administrative services fees	65,477
Professional fees	61,999
Registration fees	47,235
Transfer agent fees	39,725
Accounting services fees	37,987
Distribution (12b-1) fees:
Class A	2,357
Class N	34,552
Printing and postage expenses	28,806
Non 12b-1 shareholder servicing fees	7,231
Compliance officer fees	6,860
Trustees fees and expenses	5,294
Insurance expense	406
Organization expenses
Other expenses	13,326
TOTAL EXPENSES	2,772,296
Less: Fees waived by the Advisor	(328,007)
NET EXPENSES	2,444,289

NET INVESTMENT LOSS	(1,690,039)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	5,858,354
Securities sold short	(2,363,677)
Options contracts purchased	999
Options contracts written	247
Foreign currency transactions	1,106
Net Realized Gain	3,497,029

Net change in unrealized appreciation (depreciation) on:
Investments	6,601,913
Securities sold short	(3,246,168)
Options contracts written	1,653
Foreign currency translations	(15)
Net Change in Appreciation/(Depreciation)	3,357,383

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,854,412

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 5,164,373

(a)	The Fund commenced operations on April 30, 2012.

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
March 31, 2013 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (1,690,039)
Net realized gain on investments	3,497,029
Net change in unrealized appreciation (depreciation) on investments	3,357,383
Net increase in net assets resulting from operations	5,164,373

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(3,992)
Class I	(179,526)
Class N	(69,205)
Total distributions to shareholders	(252,723)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,186,569
Class I	91,958,990
Class N	34,200,219
Net asset value of shares issued in reinvestment of distributions:
Class A	3,992
Class I	178,521
Class N	69,076
Redemption fee proceeds:
Class A	60
Class I	2,748
Class N	953
Payments for shares redeemed:
Class A	(74,275)
Class I	(11,476,432)
Class N	(2,435,460)
Net increase from shares of beneficial interest transactions	114,614,961

NET INCREASE IN NET ASSETS	119,526,611

NET ASSETS
Beginning of Period	-
End of Period *	$ 119,526,611
*Includes undistributed net investment income of:	$ 37,940

SHARE ACTIVITY
Class A:
Shares Sold	217,207
Shares Reinvested	401
Shares Redeemed	(7,260)
Net increase in shares of beneficial interest outstanding	210,348

Class I:
Shares Sold	9,096,141
Shares Reinvested	17,888
Shares Redeemed	(1,110,052)
Net increase in shares of beneficial interest outstanding	8,003,977

Class N:
Shares Sold	3,376,657
Shares Reinvested	6,928
Shares Redeemed	(238,032)
Net increase in shares of beneficial interest outstanding	3,145,553

(a)	The Fund commenced operations on April 30, 2012.

See accompanying notes to financial statements.

Altegris Equity Long Short Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period (1)

	Class A	Class I		Class N
	Period Ended	Period Ended		Period Ended
	March 31, 2013	March 31, 2013		March 31, 2013
Net asset value, beginning of period	$ 10.00	$ 10.00		$ 10.00

Income (loss) from investment operations:
Net investment (loss) (2)	(0.30)	(0.27)		(0.30)
Net realized and unrealized gain on investments	0.84	0.83		0.83
Total from investment operations	0.54	0.56		0.54

Less distributions from:
Net realized gains	(0.03)	(0.03)		(0.03)

Redemption fees collected (3)	0.00	0.00		0.00

Net asset value, end of period	$ 10.51	$ 10.53		$ 10.51

Total return (4,5)	5.40%	5.60%	(6)	5.40%	(6)

Net assets, at end of period (000s)	$ 2,211	$ 84,262		$ 33,053

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (7,8)	5.13%	4.88%		5.13%
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (7,8)	3.85%	3.60%		3.85%
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (8)	4.53%	4.28%		4.53%
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (8)	3.24%	2.99%		3.24%

Ratio of net investment loss to average net assets (8,9)	(3.19)%	(2.94)%		(3.19)%

Portfolio Turnover Rate (7)	517%	517%		517%

(1) The Fund commenced operations on April 30, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5) Not annualized.
(6)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8) Annualized.
(9)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

1.

ORGANIZATION

The Altegris Equity Long Short Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on April 30, 2012. The Fund’s seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices.

The Fund offers Class A, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. N shares of the Fund are offered at their NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class N shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the last reported bid price on the valuation date.   Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last reported bid price on the valuation date. In unusual circumstances, instead of valuing securities in the usual manner, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$ 94,001,394	$ -	$ -	$ 94,001,394
Short-Term Investments	7,499,773	-	-	7,499,773
Total Investments	$ 101,501,167	$ -	$ -	$ 101,501,167

Liabilities
Securities Sold Short
Common Stock	$ (64,253,336)	$ -	$ -	$ (64,253,336)
Exchange Traded funds	(275,874)	-	-	(275,874)
Derivatives
Written options	(80)	-	-	(80)
Total Liabilities	$ (64,529,290)	$ -	$ -	$ (64,529,290)

* Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period ended.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

 sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2013. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the period ended March 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and Options amounted to $325,660,562 and $244,107,079, respectively. Purchases and proceeds from securities and exchange traded funds sold short amounted $171,991,603 and $230,903,357, respectively.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. For the period ended March 31, 2013, the Fund had gains of $247, which is included in the net realized gain from Option contracts written in the Statement of Operations.  For the period ended March 31, 2013, the Fund had gains of $999, which is included in the net realized gain from Option contracts purchased in the Statement of Operations.

The number of option contracts written and the premiums received by the Fund for the period ended March 31, 2013, were as follows:

Written Call Options	Number of Contracts	Premiums Received
Options outstanding, beginning of period	-	$ -
Option written	23	4,635
Optionw closed	(15)	(2,902)
Options outstanding, end of period	8	1,733

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The derivative instruments outstanding as of March 31, 2013 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

The business activities of the Fund are overseen by the Board which is responsible for the overall management of the Fund. Altegris Advisors, L.L.C., serves as the Fund’s investment advisor (the “Advisor”). The Fund’s advisor allocates portions of the Fund’s portfolio to be managed by Harvest Capital Strategies, LLC, OMT Capital Management, LLC and Visium Asset Management, LP each serve as a Sub-Advisor (the “Sub-Advisors”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rate 2.75%. Pursuant to each sub-advisory agreement between the Advisor and each Sub-Advisor, each Sub-Advisor is entitled to receive, on a monthly basis, a percentage of the net assets of their managed allocated portion. The Sub-Advisors are paid by the Advisor not the Fund.

The Fund's Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2014, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short or extraordinary expenses such as litigation) will not exceed 3.24%, 2.99% and 3.24% of the daily average net assets attributable to each of the Class A, Class I and Class N shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal periods prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the period ended March 31, 2013, expenses of $328,007 were waived by the advisor of which $328,007 is subject to recapture through March 31, 2016.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class N shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the period ended March 31, 2013, pursuant to the Plan, Class A and Class N shares paid $2,357 and $34,552, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class I and Class N shares. The Distributor is an affiliate of GFS. During the period ended March 31, 2013, the Distributor received $9,229 in underwriting commissions for sales of Class A shares of which $1,312 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2013, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

Each Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

The Fund is part of a series of Altegris Mutual Funds or (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Fund, Altegris Fixed Income Long Short and Altegris Multi Strategy Alternative Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the period ended March 31, 2013, Class A, Class I and Class N assessed redemption fees in the amounts of $60, $2,748 and $953, respectively.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the period ended were as follows:

Fiscal Period Ended March 31, 2013
Ordinary Income	$ 252,723
Long-Term Capital Gain	-
$ 252,723

The difference between book basis and tax basis character of distributions is primarily attributable to the tax treatment of short-term capital gains distributions.

As of March 31, 2013, the components of distributable earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Other Book/Tax Tax Differences	Post October Loss and Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)

$ 2,856,606	$ 15,522	$ -	$ (188,208)	$ -	$ 2,227,730	$ 4,911,650

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2013

The difference between book basis and tax basis undistributed ordinary income, undistributed long-term capital gains and unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for return of capital distributions received, partnerships and constructive sales.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and foreign currency transactions gains and the adjustments for real estate investment trusts, partnerships and business development companies, resulted in reclassification for the period ended March 31, 2013 as follows:

Undistritubed Ordinary Income (Loss)	Undistributed Long- Term Gains (Loss)	Paid In Capital
$ 1,727,979	$ (1,727,979)	$ -

Net assets were not affected by these reclassifications.

7.  RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Genworth Financial, Inc. (“Genworth”) the parent company of Altegris, has agreed to enter into a transaction (the “Transaction”) whereby Genworth would sell its wealth management business, including Altegris, to a partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC. The Transaction is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals. The Transaction will cause certain agreements for the Funds to automatically terminate as required by law, including the investment advisory agreement between Altegris and the Trust, on behalf of the Fund, as well as the sub-advisory agreement between Altegris and various sub-advisers, if any, on behalf of the Fund. On April 24, 2013, the Board met to consider the approval of a new investment advisory agreement, if any, new sub-advisory and, (collectively, the “New Advisory Agreements”) between the Trust, on behalf of the Fund, and Altegris. The New Advisory Agreements are substantially similar in all material respects to each current advisory agreement with Altegris. The effective date of the New Advisory Agreement with respect to the Fund will be later of the date shareholders of the Fund approve the investment advisory agreement between Altegris and the Trust, or upon the closing of the Transaction.

Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, Pennsylvania 19103-7096 Phone: +1 215 448 5000 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Altegris Equity Long Short Fund (the Fund), including the portfolio of investments, as of March 31, 2013, and the related statements of operations and the statement of changes in net assets for the period April 30, 2012 (commencement of operations) to March 31, 2013, and the financial highlights for the period indicated herein.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Altegris Equity Long Short Fund at March 31, 2013, the results of its operations and the changes in its net assets for the period April 30, 2012 (commencement of operations) to March 31, 2013, and the financial highlights for the period indicated herein, in conformity with U.S. generally accepted accounting principles.

May 28, 2013

Altegris Equity Long Short Fund

EXPENSE EXAMPLES (Unaudited)

March 31, 2013

As a shareholder of the Altegris Equity Long Short Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, expenses due to securities sold short and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Equity Long Short Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning October 1, 2012 and ending March 31, 2013.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Equity Long Short Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
Actual
Expenses		10/1/12	3/31/2013	10/01/12 – 3/31/13
Class A	4.53%	$1,000.00	$1,043.60	$23.08
Class I	4.28%	$1,000.00	$1,044.60	$21.82
Class N	4.53%	$1,000.00	$1,043.60	$23.08
Table 2
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
Hypothetical
(5% return before expenses)		10/1/12	3/31/2013	10/1/12 – 3/31/13
Class A	4.53%	$1,000.00	$1,002.34	$22.61
Class I	4.28%	$1,000.00	$1,003.59	$21.38
Class N	4.53%	$1,000.00	$1,002.34	$22.61

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of   days in the fiscal year (365).

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	106

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	106	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

3/31/13 – NLFT

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE (Continued)

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-524-9441.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 550

La Jolla, CA 92037

SUB-ADVISORS

Harvest Capital Strategies, LLC

600 Montgomery Street, 17th Floor

San Francisco, CA 94111

OMT Capital Management, LLC

One Montgomery Street, Suite 3300

San Francisco, CA 94104

Visium Asset Management, LP

950 Third Avenue, 29th Floor

New York, NY 10022

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $18,000

(b)

Audit-Related Fees

2012 -  None

(c)

Tax Fees

2013 - $8,105

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $8,105

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/7/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/7/13